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                              FORM N1-A, ITEM 23(j)
                               POWERS OF ATTORNEY
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                                POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Richard A. Wacker and John C. Swhear, and each of them his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him in his name, place and stead to sign any and all Registration Statements (including Registration Statements or any Amendments thereto arising from any reorganization of a Separate Account with any other Separate Account) applicable to Separate Accounts established for funding variable annuity and variable life contracts of American United Life Insurance Company(R) and any Amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.


                                          Dated: 12/14/2001

                                          /s/  Donald J. Stuhldreher
                                          --------------------------------------
                                          Donald J. Stuhldreher





STATE OF INDIANA  )
                  )  ss:
COUNTY OF MARION  )

     Before me, Carol M. Lamey, a Notary Public in and for said County and State, this 14th day of December, 2001, personally appeared Donald J. Stuhldreher, who signed his mark on the foregoing Power of Attorney, and who declared his execution of the foregoing Power of Attorney to be his free and voluntary act and deed for the purposes expressed therein.

                                         /s/ Carol M. Lamey
                                         ---------------------------------------
                                         Notary Public

My commission expires: November 21, 2009
County of residence: Marion County

                               POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Richard A. Wacker and John C. Swhear, and each of them her true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for her in her name, place and stead to sign any and all Registration Statements (including Registration Statements or any Amendments thereto arising from any reorganization of a Separate Account with any other Separate Account) applicable to Separate Accounts established for funding variable annuity and variable life contracts of American United Life Insurance Company(R) and any Amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.


                                          Dated: 3/15/2002

                                          /s/  Alpha C. Blackburn
                                          --------------------------------------
                                          Alpha C. Blackburn





STATE OF INDIANA  )
                  )  ss:
COUNTY OF MARION  )

     Before me, Carol M. Lamey, a Notary Public in and for said County and State, this 15th day of March, 2002, personally appeared Alpha C. Blackburn, who signed her mark on the foregoing Power of Attorney, and who declared her execution of the foregoing Power of Attorney to be her free and voluntary act and deed for the purposes expressed therein.

                                         /s/ Carol M. Lamey
                                         ---------------------------------------
                                         Notary Public

My commission expires: November 21, 2009
County of residence: Marion County